UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

KRANTI RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0513655
State or jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

6705 Tom Ken Rd., Suite 211, Mississauga, ON	L5T 2J6
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates: 333-142096 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value
(Title of Class)

Item 1.               Description of Registrant's Securities to be Registered.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission under File No. 333-142096 incorporated by reference into this registration statement.

Item 2.               Exhibits.

The following exhibits, unless otherwise noted, are incorporated by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-142096) filed with the Securities and Exchange Commission on July 16, 2007. Such exhibits are incorporated by reference pursuant to Rule 12b-32:

Exhibit	Description
No.
3.1	Articles of Incorporation
3.2	Bylaws of the Registrant

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

KRANTI RESOURCES INC.

Date: May 11, 2010

/s/ Jaskarn Samra
Jaskarn Samra
Chief Executive Officer and Director